Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 28, 2011 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as administrator (in such capacity, the “Administrator”).
R E C I T A L S
The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement” or the “Receivables Purchase Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2. Amendments to the Agreement. As of the Effective Date (as defined below), the Receivables Purchase Agreement is amended as follows:
(a) Section 2.1(f) of the Receivables Purchase Agreement is amended and restated as follows:
“(f) all Broken Funding Costs and all amounts due and owing under Article X, including, Indemnified Amounts, in each case, upon demand.”
(b) Section 5.1(s) is amended by deleting the second sentence of such Section.
(c) Section 5.3(n) of the Receivables Purchase Agreement is amended by deleting the clause “or is reasonably expected to occur” therefrom.
(d) Section 7.3(n) of the Receivables Purchase Agreement is amended by deleting (i) the clause “or likely occurrence of” therefrom and (ii) the “$25,000,000” therefrom and substituting “$50,000,000” therefor.
(e) Sections 7.3(r)(i) and (iii) of the Receivables Purchase Agreement are amended by deleting the “$25,000,000” therefrom and substituting “$50,000,000” therefor.

(f) Section 9.1(e) of the Receivables Purchase Agreement is hereby amended by deleting the following clause therefrom:
“(other than any covenant, agreement or duty applicable to it set forth in Section 10.4 (a) or (b))”
(g) Section 9.1(f) of the Receivables Purchase Agreement is amended by deleting each reference to “$25,000,000” therein and substituting “$50,000,000” therefor.
(h) Section 9.1(o) of the Receivables Purchase Agreement is amended by (i) deleting the reference to “Section 6.12” therefrom and substituting “Section 6.11” therefor and (ii) deleting “April 30, 2009” therefrom and substituting “March 18, 2011” therefor.
(i) Section 9.1(y) of the Receivables Purchase Agreement is amended by deleting the “$25,000,000” therefrom and substituting “$50,000,000” therefor.
(j) Section 10.4 of the Receivables Purchase Agreement is deleted in its entirety.
(k) The following provisions are added to the Receivables Purchase Agreement as Sections 13.15 and 13.16, respectively:
“Section 13.15 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Purchaser Group may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any rights to payment of capital and interest) under this Agreement and any other Transaction Document to secure obligations of such Purchaser Group to a Federal Reserve Bank, without notice to or consent of the Seller or the Administrator or any other party; provided that no such pledge or grant of a security interest shall release a Purchaser Group from any of its obligations hereunder, or substitute any such pledgee or grantee for such Purchaser Group as a party hereto.
Section 13.16 Patriot Act. To the extent applicable, each Originator, the Seller and the Servicer are in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the Purchases made hereunder will be used by any Originator, the Seller, the Servicer, or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in a official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.”
First Amendment to RPA
(ARFC)

(l) Exhibit I of the Receivables Purchase Agreement is hereby amended as follows:
(i) The following definitions of “Bellco Merger” and “Bellco Unit” are added to Exhibit I in alphabetical order:
“Bellco Merger” means the consummation of any consolidation or merger of Bellco Drug Corp., a New York corporation, in one or more transactions, with or into an Originator.
“Bellco Unit” means the division or other business unit of AmerisourceBergen constituting the business formerly operated as Bellco Drug Corp., a New York corporation.
(ii) The definition of “Credit Agreement” is hereby amended and restated as follows:
“Credit Agreement” shall mean the Credit Agreement dated as of March 18, 2011, among AmerisourceBergen, the borrowing subsidiaries from time to time party thereto, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, as in effect on March 18, 2011 (without giving effect to any amendment, waiver, termination, supplement or other modification thereof thereafter unless consented to by the Required Purchaser Agents).
(iii) The definitions of “DOD Receivable”, “Exiting Purchaser Group”, “Exiting Purchaser Group Payoff Amount”, “External Rating”, “Minimum Required Rating” and “Ratings Cure” are deleted from Exhibit I in their entirety.
(iv) The definition of “Eligible Receivable” is amended by inserting “and” at the end of clause (u), deleting “; and” at the end of clause (v) and substituting “.” therefor and deleting clause (w) in its entirety.
(v) The following definition of “Excluded Receivable” is added to Exhibit I in alphabetical order:
“Excluded Receivable” means, from and after the Bellco Merger, any indebtedness and other obligations owed to Seller or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Bellco Unit.
(vi) The definition of “Facility Termination Date” is amended and restated as follows:
“Facility Termination Date” means, for any Group Commitment (or portion thereof), the earliest to occur of: (a) the Scheduled Facility Termination Date for such Group Commitment (or portion thereof), (b) the date determined pursuant to Section 1.1(d)(ii), (c) the date determined pursuant to Section 9.2, (d) the Amortization Date and (e) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement.
First Amendment to RPA
(ARFC)

(vii) The definition of “Net Pool Balance” is amended and restated as follows:
“Net Pool Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (ii) the Rebate Reserve, (iii) the Government Receivable Excess and (iv) sales tax, excise tax or other similar tax or charge, arising with respect to such Eligible Receivables in connection with their creation and satisfaction.
(viii) The definition of “Obligor Concentration Limit” is hereby amended by (i) inserting “Eligible” immediately prior the first instance of “Receivable”, (ii) deleting the first instance of “shall be” immediately prior to “determined” and (iii) deleting “, the applicable concentration limit shall be determined according to the following table” therefrom.
(ix) The definition of “Receivable” is amended by inserting “, other than any Excluded Receivable,” immediately after the clause “means all indebtedness and other obligations”.
(x) The definition of “Regulatory Change” is hereby amended and restated as follows:
“Regulatory Change” means, after the date of this Agreement (i) adoption of any United States (federal, state or municipal) or foreign laws, regulations (including any applicable law, rule or regulation regarding capital adequacy) or accounting principles, (ii) the adoption or making of any interpretations, guidance, directives or requests of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the establishment, interpretation or administration thereof or (iii) the compliance, implementation or application by the Funding Source, Indemnified Party or other Purchaser of any of the foregoing subclauses (i) or (ii). For the avoidance of doubt and notwithstanding anything to the contrary contained herein, any interpretation of, or compliance, implementation or application by, whether commenced prior to or after the date hereof, any Funding Source, Indemnified Party or other Purchaser with any of the following existing laws, including any rules, regulations, guidance, directives or requests issued in connection therewith (whether or not having the force of law), shall constitute a Regulatory Change: (a) FAS 140 or FIN 46R by the Financial Accounting Standards Board, Statements of Financial Accounting Standards Nos. 166 and 167; (b) the final rule titled Risk- Based Capital Guidelines: Capital Adequacy Guidelines; Capital Maintenance; Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009 (c) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted by Congress on July 21, 2010 and (d) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time.
First Amendment to RPA
(ARFC)

(xi) The definition of “Scheduled Facility Termination Date” for any Group Commitment (or portion thereof) is amended and restated as follows:
“Scheduled Facility Termination Date” means, for any Group Commitment (or portion thereof), the “Scheduled Facility Termination Date” set forth therefor on the signature page to the First Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of April 28, 2011 (or in the applicable Assumption Agreement or Transfer Supplement).
(m) Exhibit VI of the Receivables Purchase Agreement is amended and restated as set forth on Exhibit VI attached hereto.
3. Representations and Warranties; Covenants. Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:
(i) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;
(ii) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;
(iii) the Facility Termination Date for all Purchaser Groups has not occurred; and
(iv) the Credit Agreement has not been amended.
4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.
First Amendment to RPA
(ARFC)

5. Consent to Receivables Sale Agreement Amendment. Each of the parties hereto consent to the execution and delivery of the Second Amendment to the Receivables Sale Agreement, dated as of the date hereof and substantially in the form of Exhibit A attached hereto.
6. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent that each Purchaser Agent shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to the Purchaser Agents:
(a) counterparts of (i) this Amendment, (ii) the amended and restated Fee Letter by and among, inter alia, the Seller and each Purchaser Agent and dated as of the date hereof, and (iii) the Second Amendment to the Receivables Sale Agreement dated as of the date hereof, in each case duly executed by each of the parties thereto;
(b) the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and
(c) such other documents and instruments as a Purchaser Agent may reasonably request.
7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.
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First Amendment to RPA
(ARFC)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn

	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer
First Amendment to RPA
(ARFC)

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Nina Austin

	Name:	Nina Austin
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Bank of America, National Association

By:	/s/ Nina Austin

	Name:	Nina Austin
	Title:	Vice President

Scheduled Facility Termination Date: April 28, 2014
First Amendment to RPA
(ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent, Uncommitted Purchaser and Related Committed Purchaser for Wells Fargo Bank, National Association

By:	/s/ Elizabeth R. Wagner

	Name:	Elizabeth R. Wagner
	Title:	Vice President

Scheduled Facility Termination Date: April 28, 2014
First Amendment to RPA
(ARFC)

LIBERTY STREET FUNDING LLC, as an Uncommitted Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding LLC
By:	/s/ J Frazell
	Name:	John Frazell
	Title:	Director

Scheduled Facility Termination Date: April 28, 2014
First Amendment to RPA
(ARFC)

MARKET STREET FUNDING LLC, as an Uncommitted Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

Scheduled Facility Termination Date: April 28, 2014
First Amendment to RPA
(ARFC)

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation
By:	/s/ Brian McNany
	Name:	B. McNany
	Title:	Associate

Scheduled Facility Termination Date: April 28, 2014
First Amendment to RPA
(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP, as Uncommitted Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP
By:	/s/ S. Nochiide
	Name:	Shinichi Nochiide
	Title:	Attorney-in-Fact

Scheduled Facility Termination Date: April 28, 2014 MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP
By:	/s/ Bertram H. Tang
	Name:	Bertram Tang
	Title:	Authorized Signatory

First Amendment to RPA
(ARFC)

EXHIBIT A
SECOND AMENDMENT TO RECEIVABLES SALE AGREEMENT
THIS SECOND AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of April 28, 2011 (this “Amendment”) is entered into by and between AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Buyer”), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation (in such capacity, the “Originator”).
R E C I T A L S
A. The Buyer and the Originator have entered into that certain Receivables Sale Agreement, dated as of July 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
B. The parties to the Agreement desire to enter into this Amendment to amend the
Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2. Amendments to the Agreement. The Agreement is hereby amended as follows:
2.1 Section 2.1(r) of the Agreement is amended by deleting the second sentence in such Section.
2.2 Section 2.1(s) of the Agreement is amended by deleting (a) the clause “or is reasonably expected to occur” and (b) each instance of “$25,000,000” set forth therein and substituting “$50,000,000” therefor.
2.3 Sections 4.1(q), 4.1(v)(ii), 4.1(v)(iii), 5.1(d), 5.1(g) and 5.1(h) of the Agreement are amended by deleting each reference to “$25,000,000” set forth therein and substituting “$50,000,000” therefor.
2.4 The definitions of “Bellco Merger”, “BellCo Unit” and “Excluded Receivable” are added to Exhibit I in alphabetical order:
“Bellco Merger” means the consummation of any consolidation or merger of Bellco Drug Corp., a New York corporation, in one or more transactions, with or into an Originator.
“Bellco Unit” means the division or other business unit of AmerisourceBergen constituting the business formerly operated as Bellco Drug Corp., a New York corporation.

“Excluded Receivable” means, from and after the Bellco Merger, all indebtedness and other obligations owed to Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or to Buyer (after giving effect to the transfers under the Agreement) (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by the Bellco Unit.
2.5 The definition of “Receivable” set forth in Exhibit I is amended by inserting “, other than any Excluded Receivable,” immediately after the clause “means all indebtedness and other obligations”.
3. Representations and Warranties. Each of the Originator and the Buyer represents and warrants that:
(a) Representations and Warranties. Each representation and warranty made by it in the Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date).
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each of this Amendment and the Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c) No Default. After giving effect to all transactions on the date hereof, both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

2

5. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent that each Purchaser Agent shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to each Purchaser Agent:
(a) counterparts of this Amendment, duly executed by the parties hereto;
(b) counterparts of that certain First Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, duly executed by the parties thereto (including evidence that each of the conditions to effectiveness set forth therein have been satisfied); and
(c) such other documents and instruments as a Purchaser Agent may reasonably request.
6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any other Transaction Document or any provision hereof or thereof.
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3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Buyer
By:
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as Originator
By:
	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

First Amendment to RPA
(ARFC)

A-1

Exhibit VI
Amerisource Receivables Financial Corporation
For the Month Ended:
(Page 1)
($)

I. Portfolio Information
1. Beginning of Month Balance: (Total A/R Outstanding)

2. Gross Sales (Domestic & Foreign):

3. Deduct:
a. Total Collections:

b. Dilution

c. Net Write Offs

Add: d. Misc. Non-Dilutive Adj.

e. Notes Receivable

4.
a. Calculated Ending A/R Balance [(1) + (2) — (3 a,b,c)+(3d,e)]:

b. Reported Ending A/R Balance

c. Difference (If any)

5. Deduct:
a. Intercompany/affiliate Receivables

b. Delinquent Receivables

c. Defaulted Receivables

d. Bankrupt Customers < 60DPD

e. Foreign Receivables < 60 DPD

f. Contra Relationships

g. Cross Age Test 35% > 60 DPD

h. Excess Receivables with terms 31-60 Days

i. Excess Receivables with terms 61-90 Days

j. Notes Receivables

k. Unapplied Cash (if not excluded from aging)

l. Servicing Fee Reserve

m. Other Ineligibles

N. Total Ineligibles

6. Eligible Receivables [(4 b) — (5.n)]:

7. Deduct: Excess Concentration

8. Deduct: Rebate Reserve

9. Deduct: Government Receivable Excess

10. Deduct: Taxes

11. Net Pool Balance [(6) -(7) -(8) -(9) -(10)]:

	Aging	Current		One Month	Two Month	Three Month
12.	Schedule:	Month	%	Prior	Prior	Prior
a.	Current
b.	1-30 Days past Due
c.	31-60 Days past Due
d.	61-90 Days past Due
e.	91-120 Days past Due
f.	121-150 Days past Due
g.	151+ Days Past Due
Total:

Prepared by	Reviewed by

Amerisource Receivables Financial Corporation
For the Month Ended:
(Page 2)
($)

II. Calculations Reflecting Current Activity
13. Amount Outstanding

14. Required Reserve (Sum of (a), (b), and (c))

a. Maximum of:

(i) Required Reserve Factor Floor

(ii) Sum of the Loss Reserve and the Dilution Reserve

1. Loss Reserve

2. Dilution Reserve

b. Servicing Reserve

c. Yield Reserve

15. Required Reserve [(10) x (13)]:

16. Maximum Funding Availability

17. Funding Availability based on Facility Limit

18. Additional Availability or (Required Paydown)

III. Compliance
19. (CP Outstanding + RR) / NPB [(14) + (12) / (10)] < 100% :		In Compliance

20. 3M Avg. Delinquency Ratio	2.25%	In Compliance

a. 1 M Delinquency Ratio (Current Month)

b. 1M Delinquency Ratio (1-month Prior)

c. 1 M Delinquency Ratio (2-months Prior)

21. 3M Avg. Default Ratio	0.50%	In Compliance

a. 1 M Delinquency Ratio (Current Month)

b. 1M Delinquency Ratio (1-month Prior)

c. 1 M Delinquency Ratio (2-months Prior)

22. 3M Avg. Dilution Ratio	4.25%	In Compliance

a. 1 M Dilution Ratio (Current Month)

b. 1M Dilution Ratio (1-month Prior)

c. 1 M Dilution Ratio (2-months Prior)

23. 1 M DSO Ratio	25	In Compliance

24. Facility Limit	$700,000,000	In Compliance
IV. Bank Covenant Compliance

	Minimum or	Min or Max
	Maximum Covenant	Covenant Level
	Level	Achieved
	3.00 to 1.00	Yes	In Compliance
25. Leverage Ratio

Prepared by	Reviewed by

Amerisource Receivables Financial Corporation
For the Month Ended:
(Page 3)
($)
V. Excess Concentration: (Calculation)
Eligible Receivables

Allowable Percentage	Max. Allowable Balance	Credit Rating
5.75%		Medco
4.90%		Kaiser
3.00%		NR/NR
5.00%		A3/P3
8.00%		A2/P2
16.00%		A1/P1
16.00%		A1+/P1

	Largest	Short-Term	Allowable	Total	Allowable	Excess
	Obligors	Debt Rating	Percentage	Receivables	Receivables	Receivables
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of                      accordance with the Receivables Purchase Agreement dated                      and that all representations and warranties related to such Agreement are restated and reaffirmed.

Signed:	Date:

Title:

Prepared by	Reviewed by